UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners Global Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Global Equity Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks to provide long term capital growth. Dividend income, if any, is incidental to this goal.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007 the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its

Legg Mason Partners Global Equity Fund         I

statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December 2007 due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

International equities significantly outperformed their U.S. counterparts during the year. During the 12 months ended December 31, 2007, the MSCI EAFE Indexv returned 11.17%. As was the case in the U.S., international equities experienced periods of volatility. However, despite periods of weakness, this was not enough to overcome generally positive economic news, solid corporate profits and the weakening dollar.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Global Equity Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Legg Mason Partners Global Equity Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the period, returns for the global stock markets were strong, with all major regions except Japan posting positive returns. The Asia ex-Japan and Australia, New Zealand & Canada regions posted the highest returns in the MSCI World Indexi overall.

While the MSCI World Index posted a return of 9.04% for the year, U.S. equities were weighed down by continuing credit concerns, a slowing U.S. economy and building inflationary pressures. Over the same period, the S&P 500 Indexii returned 5.49%. The Financials sectors were the most significant laggards due to ongoing credit issues, followed by the Consumer Discretionary sector as consumer sentiment weakened and job creation slowed. Energy was the outstanding sector within the U.S. as oil prices continued to rise. The Materials sector also outperformed on the strength of global commodity prices.

For 2007, continental Europe produced a solid double-digit return for U.S. dollar-based investors. The credit crisis continued to trouble European markets into the fourth quarter. The best performing sectors for Europe were those with a defensive bias, such as Utilities, Telecommunication Services and Consumer Staples, while interest rate- and economically-sensitive sectors were weak.

The United Kingdom slightly underperformed the Index in return in U.S. dollars. UK banks continued their downward trend as uncertainty and fears of more write-offs drove valuations to extreme lows. As analysts digested the impact of lower margins and higher energy costs, expectations were revised down. Lending slowed both in the housing and corporate loan markets. In addition, sterling strength was a drag on trade with the U.S.

Japanese equities lagged the other major regions for the year. Japan was highly sensitive to the slowdown in global economies in the second half of the reporting period and the expectation of a further slowdown in 2008. Sectors and stocks geared towards China and global growth generally outperformed early in the year, but the fourth quarter saw a major reversal as Materials and Industrials sold off sharply. Cyclicals, such as shippers and airlines, were especially hard-hit. The flight to defensive stocks saw Consumer Staples, Telecommunications and Utilities stocks gain ground.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Global Equity Fund, excluding sales charges, returned 7.60%. These shares outperformed the Lipper Global Large Cap Value Funds Category Average1 which increased 5.42% over the same time frame. The Fund’s unmanaged benchmark, the MSCI World Index, returned 9.04% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Global Equity Fund 2007 Annual Report         1

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Global Equity Fund — Class A Shares	-2.19%	7.60%

MSCI World Index	-0.12%	9.04%

Lipper Global Large Cap Value Funds Category Average[1]	-3.62%	5.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -2.11%, Class B shares returned -2.72%, Class C shares returned -2.51% and Class I shares returned -2.12% over the six months ended December 31, 2007. Excluding sales charges, Class 1 shares returned 7.83%, Class B shares returned 6.65%, Class C shares returned 6.71% and Class I shares returned 7.75% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C and Class I shares were 1.54%, 1.77%, 2.72%, 2.55% and 0.99%, respectively.
As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.18% for Class 1 shares. This expense limitation may be reduced or terminated at any time.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.43% for Class A shares, 2.40% for Class B shares and 2.26% for Class C shares until May 1, 2008.

Q. What were the most significant factors affecting Fund performance?

A. The third quarter of 2007 witnessed an extraordinary financial meltdown during the month of August in the U.S. During this dislocation, many quality stocks declined in price as leveraged funds were forced to unwind positions, which affected even managers of broadly diversified portfolios with high-quality stocks.

The subprime mortgage problem impacted non-U.S. markets in the fourth quarter. Many of the best performing stocks through October of 2007 were sold off in November, despite good

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds for the six-month period and among the 34 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective as of the close of business on July 27, 2007, the Fund’s Class 1 shares are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

2         Legg Mason Partners Global Equity Fund 2007 Annual Report

fundamentals. Cyclical names, which may be perceived as the most susceptible to global recession, were some of the hardest hit, suggesting that fear, as well as profit taking, was driving market activity. The fourth quarter can also be characterized as a narrow market driven by extreme growth. This focus on one dimension created a challenging environment for any manager using a more balanced approach to identifying stocks with good fundamentals.

What were the leading contributors to performance?

A. Holdings in emerging markets were the greatest contributors to relative performance for the year. Stock selection in that sector was particularly strong. The best performing stock was Vimpel Communications, (ADR), which returned over 180%. Vimpel is the leading provider of telecommunication services in Russia. U.S. stock selection was also a major contributor, most notably in the Financials ex-Banks sector. In the Banks sub-sector, avoiding Citigroup, which had a negative return of over 40% for the year, benefited performance.

The Fund also benefited significantly by an underweight to the Banks sector in the U.S., again given the problems many of the stocks in that sector experienced as a result of the subprime mortgage crisis.

What were the leading detractors from performance?

A. Stock selection in continental Europe and the UK detracted from relative performance. In continental Europe, Swedish company Electrolux AB was the laggard. It performed poorly given its exposure to a weak U.S. market, a deteriorating European market and increasing raw material costs. A U.S. firm, First Marblehead Corp, was the greatest detractor to relative performance overall, with a negative return of over 70% and no position in the benchmark. First Marblehead is a provider of securitization services for student loan programs, and is dependent on asset-backed securitizations for earnings as well as liquidity. In December, it announced that it was reducing the value of its balance sheet by up to 20%, prompting an acquisition of 9.9% of its voting shares by GS Capital Partners.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in Legg Mason Partners Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Batterymarch Financial Management, Inc. Global Investment Team

January 15, 2008

Legg Mason Partners Global Equity Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Microsoft Corp. (2.1%), Exxon Mobil Corp. (1.9%), International Business Machines Corp. (1.6%), Nestle SA (1.5%), Nokia Oyj (1.5%), Roche Holding AG (1.4%), Chevron Corp. (1.3%), Merck & Co. Inc. (1.3%), Intel Corp. (1.2%) and Hewlett-Packard Co. (1.1%). Please refer to pages 10 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (16.4%), Information Technology (15.2%), Industrials (11.5%), Energy (11.4%) and Health Care (9.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, investments in stocks are subject to market fluctuations. The Fund invests a significant portion of its portfolio in foreign companies and therefore is subject to risks associated with foreign investments. These risks include currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, and are heightened for investments in the securities of issuers located in developing countries. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with no dividends.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

4         Legg Mason Partners Global Equity Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Global Equity Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	(2.11)%	$1,000.00	$978.90	1.14%	$5.69

Class A	(2.19)	1,000.00	978.10	1.42	7.08

Class B	(2.72)	1,000.00	972.80	2.39	11.88

Class C	(2.51)	1,000.00	974.90	2.15	10.70

Class I	(2.12)	1,000.00	978.80	1.14	5.69

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers/and or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Global Equity Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,019.46	1.14%	$5.80

Class A	5.00	1,000.00	1,018.05	1.42	7.22

Class B	5.00	1,000.00	1,013.16	2.39	12.13

Class C	5.00	1,000.00	1,014.37	2.15	10.92

Class I	5.00	1,000.00	1,019.46	1.14	5.80

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Global Equity Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	7.83%	7.60%	6.65%	6.71%	7.75%

Five Years Ended 12/31/07	N/A	17.33	16.35	16.38	N/A

Ten Years Ended 12/31/07	N/A	6.12	N/A	N/A	N/A

Inception* through 12/31/07	9.64	5.97	3.84	3.76	19.01

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	(1.36)%	1.42%	1.65%	5.71%	7.75%

Five Years Ended 12/31/07	N/A	15.95	16.24	16.38	N/A

Ten Years Ended 12/31/07	N/A	5.49	N/A	N/A	N/A

Inception* through 12/31/07	1.02	5.60	3.84	3.76	19.01

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (inception* through 12/31/07)	10.47%

Class A (12/31/97 through 12/31/07)	81.07

Class B (Inception* through 12/31/07)	40.33

Class C (Inception* through 12/31/07)	30.94

Class I (Inception* through 12/31/07)	123.28

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and A or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charge of 8.50% and 5.75% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are December 1, 2006, March 1, 1991, January 4, 1999, September 22, 2000 and May 20, 2003, respectively.

8         Legg Mason Partners Global Equity Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Global Equity Fund vs. MSCI World Index† (December 1997 — December 2007)

†

Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1997, assuming deduction of the maximum 5.75% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with no dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Global Equity Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS GLOBAL EQUITY FUND

Shares	Security	Value

COMMON STOCKS — 98.4%
Argentina — 0.4%
48,000	Telecom Argentina S.A., Class B Shares, ADR*	$1,068,000

Australia — 2.9%
29,800	Babcock & Brown Ltd.	702,893
99,600	Coca-Cola Amatil Ltd.	825,594
116,500	Computershare Ltd.	1,009,404
31,413	Macquarie Group Ltd.	2,082,042
216,500	Qantas Airways Ltd.	1,029,985
77,300	QBE Insurance Group Ltd.	2,252,450
4,300	Rio Tinto Ltd.	502,025

	Total Australia	8,404,393

Austria — 1.0%
19,600	Erste Bank der Oesterreichischen Sparkassen AG	1,393,067
5,500	Raiffeisen International Bank-Holding AG	828,656
9,500	Voestalpine AG	680,151

	Total Austria	2,901,874

Canada — 4.3%
30,100	Addax Petroleum Corp.	1,309,889
15,800	Agrium Inc.	1,147,359
59,400	Finning International Inc.	1,724,914
23,400	NOVA Chemicals Corp.	765,103
58,200	Oilexco Inc.*	777,219
13,000	Petro-Canada	701,403
41,200	Power Corp. of Canada	1,675,218
40,000	Power Financial Corp.	1,652,363
19,900	Rogers Communications Inc., Class B Shares	907,139
83,800	Shaw Communications Inc.	2,007,226

	Total Canada	12,667,833

Denmark — 0.2%
6,600	D/S Norden A/S	721,941

Finland — 2.3%
11,350	KCI Konecranes Oyj	385,894
115,850	Nokia Oyj	4,460,740
13,600	Rautaruukki OYJ	578,811
49,000	Sampo Oyj, Class A Shares	1,281,525

	Total Finland	6,706,970

France — 1.0%
43,600	France Telecom SA	1,564,667
19,100	Peugeot SA	1,435,937

	Total France	3,000,604

See Notes to Financial Statements.

10         Legg Mason Partners Global Equity Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Germany — 4.4%
7,000	BASF AG	$1,034,524
9,050	DaimlerChrysler AG	876,604
15,350	E.ON AG	3,259,201
27,603	Fresenius Medical Care AG & Co.	1,476,498
18,550	GEA Group AG*	640,685
15,150	MTU Aero Engines Holding AG	879,722
14,200	RWE AG	1,989,836
7,650	Siemens AG, Registered Shares	1,200,968
23,950	Stada Arzneimittel AG	1,461,801

	Total Germany	12,819,839

Greece — 0.9%
66,300	Agricultural Bank of Greece	371,381
24,403	Alpha Bank AE	890,967
36,370	EFG Eurobank Ergasias	1,283,934

	Total Greece	2,546,282

Hong Kong — 0.8%
64,000	Esprit Holdings Ltd.	947,900
365,200	Li & Fung Ltd.	1,457,048

	Total Hong Kong	2,404,948

India — 1.3%
16,300	Reliance Industries Ltd. (a)	2,390,260
10,800	State Bank of India Ltd. GDR	1,310,096

	Total India	3,700,356

Italy — 1.7%
122,200	Enel SpA	1,442,334
26,900	Fondiaria Sai SpA	1,110,809
19,700	IFI-Istituto Finanziario Industriale SpA*	658,465
44,000	Saipem SpA	1,750,659

	Total Italy	4,962,267

Japan — 8.4%
16,500	Aisin Seiki Co., Ltd.	686,042
32,400	Astellas Pharma Inc.	1,413,519
38,400	Credit Saison Co., Ltd.	1,047,807
205,000	Dainippon Ink and Chemicals Inc.	1,024,277
149,000	Itochu Corp.	1,447,838
205	KDDI Corp.	1,522,180
73,000	Kuraray Co., Ltd.	881,286
19,100	Makita Corp.	798,108
130,000	Marubeni Corp.	913,094
59,400	Mitsubishi Corp.	1,618,001
78,000	Mitsui & Co., Ltd.	1,654,852
14,500	Nidec Corp.	1,076,440
1,500	Nintendo Co., Ltd.	910,721

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Japan — 8.4% (continued)
35,100	Stanley Electric Co., Ltd.	$874,174
91,900	Sumitomo Rubber Industries Inc.	811,836
19,650	Takeda Pharmaceutical Co., Ltd.	1,148,686
48,350	Toyota Motor Corp.	2,602,445
38,000	Trend Micro Inc.*	1,362,181
90,200	Urban Corp.	1,199,965
122,000	Yaskawa Electric Corp.	1,644,213

	Total Japan	24,637,665

Luxembourg — 1.0%
36,909	Arcelor	2,837,968

Netherlands — 1.5%
41,244	ASML Holding NV*	1,296,095
38,300	Koninklijke BAM Groep NV	901,392
54,500	Royal Dutch Shell PLC, Class A Shares	2,290,845

	Total Netherlands	4,488,332

New Zealand — 0.3%
101,545	Fletcher Building Ltd.	897,107

Norway — 0.7%
41,650	Petroleum Geo-Services ASA	1,197,661
41,200	Tandberg ASA	848,957

	Total Norway	2,046,618

Portugal — 0.7%
89,125	Banco Espirito Santo SA	1,946,058

Russia — 1.4%
7,700	OAO Gazprom, ADR	433,601
21,900	Sistema JSFC, Registered Shares, GDR	911,376
69,500	Vimpel Communications, ADR	2,891,200

	Total Russia	4,236,177

Singapore — 0.6%
214,000	Keppel Corp., Ltd.	1,915,669

South Africa — 1.6%
219,000	Aveng Ltd.	1,949,254
189,494	Murray & Roberts Holdings Ltd.	2,823,630

	Total South Africa	4,772,884

Spain — 2.8%
148,900	Banco Santander Central Hispano SA	3,216,868
61,500	Indra Sistemas SA*	1,652,356
100,725	Telefonica SA	3,255,151

	Total Spain	8,124,375

Sweden — 0.8%
38,400	Scania AB, Class B Shares	907,683

See Notes to Financial Statements.

12         Legg Mason Partners Global Equity Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Sweden — 0.8% (continued)
22,900	SSAB Svenskt Stal AB, Series A	$614,701
48,700	Tele2 AB	968,640

	Total Sweden	2,491,024

Switzerland — 3.2%
9,500	Baloise Holding AG	937,146
9,900	Nestle SA, Registered Shares	4,536,315
23,550	Roche Holding AG	4,056,519

	Total Switzerland	9,529,980

United Kingdom — 10.4%
20,862	Anglo American PLC	1,264,318
83,500	Barclays PLC	845,817
73,500	BG Group PLC	1,692,221
73,700	BHP Billiton PLC	2,270,104
197,037	BP PLC	2,409,680
116,000	Bradford & Bingley PLC	608,996
68,500	British Energy Group PLC	743,485
136,600	BT Group PLC	737,122
171,600	Cable & Wireless PLC	633,193
56,500	Cookson Group PLC	788,569
71,900	EMAP PLC	1,306,939
129,500	GKN PLC	721,346
185,700	John Wood Group PLC	1,594,742
192,800	Lloyds TSB Group PLC	1,797,736
30,300	London Stock Exchange Group PLC	1,188,258
42,200	National Express Group PLC	1,030,693
84,600	National Grid PLC	1,398,710
32,900	Next PLC	1,055,273
10,000	Rio Tinto PLC	1,047,676
45,200	Severn Trent PLC	1,366,923
129,177	Southern Cross Healthcare Ltd.	1,350,138
803,600	Vodafone Group PLC	2,995,026
26,000	Xstrata PLC	1,830,826

	Total United Kingdom	30,677,791

United States — 43.8%
35,700	ADC Telecommunications Inc.*	555,135
25,100	Aetna Inc.	1,449,023
28,100	AK Steel Holding Corp.*	1,299,344
66,000	Allied Waste Industries Inc.*	727,320
16,224	Altria Group Inc.	1,226,210
25,150	American Financial Group Inc.	726,332
15,755	American International Group Inc.	918,517
73,000	Annaly Mortgage Management Inc.	1,327,140
8,600	Apple Inc.*	1,703,488
59,642	AT&T Inc.	2,478,722
22,900	Avnet Inc.*	800,813

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

United States — 43.8% (continued)
26,070	Bank of America Corp.	$1,075,648
37,800	Big Lots Inc.*	604,422
40,200	BMC Software Inc.*	1,432,728
47,790	CB Richard Ellis Group Inc., Class A Shares*	1,029,875
28,600	Celanese Corp.	1,210,352
10,400	Cephalon Inc.*	746,304
10,800	CF Industries Holdings Inc.	1,188,648
41,670	Chevron Corp.	3,889,061
87,500	Cisco Systems Inc.*	2,368,625
51,000	CMS Energy Corp.	886,380
28,600	Coca-Cola Enterprises Inc.	744,458
32,500	ConocoPhillips	2,869,750
16,500	Corn Products International Inc.	606,375
13,200	Crane Co.	566,280
15,200	Crocs Inc.*	559,512
40,940	CVS Corp.	1,627,365
21,416	Darden Restaurants Inc.	593,437
11,620	Deere & Co.	1,082,054
46,100	Dollar Tree Stores Inc.*	1,194,912
55,500	Electronic Data Systems Corp.	1,150,515
12,960	Energen Corp.	832,421
28,000	Estee Lauder Cos. Inc., Class A Shares	1,221,080
58,625	Exxon Mobil Corp.	5,492,576
27,650	Family Dollar Stores Inc.	531,710
23,000	Federated Investors Inc., Class B Shares	946,680
10,400	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,065,376
48,600	Frontier Oil Corp.	1,972,188
30,876	General Electric Co.	1,144,573
31,500	Global Industries Ltd.*	674,730
4,600	Goldman Sachs Group Inc.	989,230
10,000	Goodrich Corp.	706,100
2,200	Google Inc., Class A Shares*	1,521,256
28,200	Hasbro Inc.	721,356
18,000	Health Net Inc.*	869,400
50,400	Hertz Global Holdings Inc.*	800,856
9,650	Hess Corp.	973,299
66,540	Hewlett-Packard Co.	3,358,939
14,400	Hubbell Inc., Class B Shares	743,040
49,250	Hudson City Bancorp Inc.	739,735
23,900	Humana Inc.*	1,799,909
31,700	Ingram Micro Inc., Class A Shares*	571,868
132,435	Intel Corp.	3,530,717
42,150	International Business Machines Corp.	4,556,415
16,000	Invitrogen Corp.*	1,494,560
23,600	ITT Educational Services Inc.*	2,012,372
9,500	Jones Lang LaSalle Inc.	676,020
51,410	JPMorgan Chase & Co.	2,244,046

See Notes to Financial Statements.

14         Legg Mason Partners Global Equity Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

United States — 43.8% (continued)
18,300	Kinetic Concepts Inc.*	$980,148
56,500	Kroger Co.	1,509,115
12,900	Lam Research Corp.*	557,667
35,000	Manitowoc Co. Inc.	1,709,050
14,200	Manpower Inc.	807,980
18,000	Marathon Oil Corp.	1,095,480
6,930	Medco Health Solutions Inc.*	702,702
18,750	Men’s Wearhouse Inc.	505,875
65,800	Merck & Co. Inc.	3,823,638
34,500	MetLife Inc.	2,125,890
170,400	Microsoft Corp.	6,066,240
17,376	Molson Coors Brewing Co., Class B Shares	896,949
11,200	Morgan Stanley	594,832
19,700	NBTY Inc.*	539,780
11,800	Northrop Grumman Corp.	927,952
22,750	OGE Energy Corp.	825,598
31,700	Packaging Corp of America	893,940
147,200	Pfizer Inc.	3,345,856
9,100	Phillips-Van Heusen Corp.	335,426
8,100	Priceline.com Inc.*	930,366
10,300	Procter & Gamble Co.	756,226
30,000	R.R. Donnelley & Sons Co.	1,132,200
23,700	Ross Stores Inc.	606,009
31,300	Safeway Inc.	1,070,773
8,900	Stanley Works	431,472
8,100	Transatlantic Holdings Inc.	588,627
23,100	Travelers Cos. Inc.	1,242,780
7,500	Union Pacific Corp.	942,150
34,100	Unum Group	811,239
23,410	Varian Semiconductor Equipment Associates Inc.*	866,170
32,300	Vectren Corp.	937,023
69,500	Verizon Communications Inc.	3,036,455
36,080	Wal-Mart Stores Inc.	1,714,882
16,400	Waters Corp.*	1,296,748
29,900	Watson Pharmaceuticals Inc.*	811,486
11,000	WellPoint Inc.*	965,030
49,150	Western Digital Corp.*	1,484,822

	Total United States	128,697,773

	TOTAL COMMON STOCKS (Cost — $267,375,481)	289,204,728

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         15

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

PREFERRED STOCKS — 0.3%
Italy — 0.3%
267,900	Unipol Gruppo Finanziario SpA (Cost — $851,845)	$843,380

RIGHT — 0.0%
Japan — 0.0%
63,000	Dowa Mining, Expires 1/29/10 (b)* (Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $268,227,326)	290,048,108

Face Amount
SHORT-TERM INVESTMENT — 1.2%
Repurchase Agreement* — 1.2%
$3,564,000	State Street Bank & Trust Co. dated 12/31/07, 0.770% due 1/2/08; Proceeds due at maturity — $3,564,152; (Fully collateralized by U.S. Treasury Bond, 7.625% due 11/15/22; Market value — $3,640,556) (Cost — $3,564,000)	3,564,000

	TOTAL INVESTMENTS — 99.9% (Cost — $271,791,326#)	293,612,108
	Other Assets in Excess of Liabilities — 0.1%	271,108

	TOTAL NET ASSETS — 100.0%	$293,883,216

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $272,186,431.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
GDR	— Global Depositary Receipt

Summary of Investments by Industry** (unaudited)

Financials	16.4%
Information Technology	15.3
Industrials	11.5
Energy	11.4
Health Care	9.9
Consumer Discretionary	8.4
Materials	7.8
Telecommunication Services	7.5
Consumer Staples	5.9
Utilities	4.7
Short-Term Investment	1.2

100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2007 and are subject to change.

See Notes to Financial Statements.

16         Legg Mason Partners Global Equity Fund 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $271,791,326)	$293,612,108
Foreign currency, at value (Cost — $53,269)	53,534
Cash	713
Receivable for securities sold	2,043,930
Receivable for Fund shares sold	795,706
Dividends and interest receivable	428,601
Prepaid expenses	17,620

Total Assets	296,952,212

LIABILITIES:
Payable for securities purchased	1,998,664
Payable for Fund shares repurchased	350,684
Distribution fees payable	151,458
Investment management fee payable	123,121
Trustees’ retirement plan	3,370
Trustees’ fees payable	2,419
Accrued expenses	439,280

Total Liabilities	3,068,996

Total Net Assets	$293,883,216

NET ASSETS:
Par value (Note 6)	$234
Paid-in capital in excess of par value	289,036,812
Overdistributed net investment income	(29,728)
Accumulated net realized loss on investments and foreign currency transactions	(16,970,076)
Net unrealized appreciation on investments and foreign currencies	21,845,974

Total Net Assets	$293,883,216

Shares Outstanding:
Class 1	325,248

Class A	11,514,555

Class B	4,928,925

Class C	6,546,372

Class I	127,772

Net Asset Value:
Class 1 (and redemption price)	$12.60

Class A (and redemption price)	$12.65

Class B (and offering price)*	$12.03

Class C (and offering price)*	$12.72

Class I (offering price and redemption price)	$12.62

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)	$13.77

Class A (based on maximum initial sales charge of 5.75%)	$13.42

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         17

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$5,635,608
Interest	140,218
Less: Foreign taxes withheld	(299,218)

Total Investment Income	5,476,608

EXPENSES:
Investment management fee (Note 2)	2,466,672
Distribution fees (Note 4)	1,791,161
Transfer agent fees (Note 4)	1,311,952
Shareholder reports (Note 4)	189,446
Legal fees	115,687
Registration fees	89,796
Custody fees	73,541
Audit and tax	57,987
Trustees’ fees	13,896
Insurance	3,272
Miscellaneous expenses	10,031

Total Expenses	6,123,441
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,040,838)

Net Expenses	5,082,603

Net Investment Income	394,005

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	27,006,663
Foreign currency transactions	(60,260)

Net Realized Gain	26,946,403

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(8,119,231)
Foreign currencies	7,433

Change in Net Unrealized Appreciation/Depreciation	(8,111,798)

Net Gain on Investments and Foreign Currency Transactions	18,834,605

Increase in Net Assets From Operations	$19,228,610

See Notes to Financial Statements.

18         Legg Mason Partners Global Equity Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$394,005	$580,655
Net realized gain	26,946,403	28,550,231
Change in net unrealized appreciation/depreciation	(8,111,798)	(3,616,956)

Increase in Net Assets From Operations	19,228,610	25,513,930

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(500,019)	(550,012)
Net realized gains	(16,490,588)	(18,176,322)

Decrease in Net Assets From Distributions to Shareholders	(16,990,607)	(18,726,334)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	97,068,783	44,497,162
Reinvestment of distributions	16,013,060	16,340,949
Cost of shares repurchased	(86,581,772)	(29,546,970)
Net assets of shares issued in connection with merger	—	141,669,863

Increase in Net Assets From Fund Share Transactions	26,500,071	172,961,004

Increase in Net Assets	28,738,074	179,748,600
NET ASSETS:
Beginning of year	265,145,142	85,396,542

End of year*	$293,883,216	$265,145,142

* Includes (overdistributed)/undistributed net investment income of:	$(29,728)	$74,527

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class 1 Shares(1)	2007		2006(2)
Net Asset Value, Beginning of Year	$12.45		$12.19

Income (Loss) From Operations:
Net investment income (loss)	0.10		(0.00	)(3)
Net realized and unrealized gain	0.89		0.30

Total Income From Operations	0.99		0.30

Less Distributions From:
Net investment income	(0.10)		(0.04)
Net realized gains	(0.74)		—

Total Distributions	(0.84)		(0.04)

Net Asset Value, End of Year	$12.60		$12.45

Total Return(4)	7.83%		2.45%

Net Assets, End of Year (000s)	$4,100		$4,166

Ratios to Average Net Assets:
Gross expenses	1.75%		1.04	%(5)(6)
Net expenses	1.09	(7)(8)	1.03	(5)(6)
Net investment income	0.80		0.44	(5)

Portfolio Turnover Rate	154%		228%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 1, 2006 (inception date) to December 31, 2006.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.01% (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

(8)

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed 1.18%. The voluntary expense limitation on Class 1 shares was 1.03% prior to July 30, 2007.

See Notes to Financial Statements.

20         Legg Mason Partners Global Equity Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$12.47		$11.90		$10.97	$9.45	$7.39

Income From Operations:
Net investment income	0.07		0.14		0.17	0.07	0.05
Net realized and unrealized gain	0.89		2.75		0.91	1.55	2.06

Total Income From Operations	0.96		2.89		1.08	1.62	2.11

Less Distributions From:
Net investment income	(0.04)		(0.10)		(0.15)	(0.10)	(0.05)
Net realized gains	(0.74)		(2.22)		—	—	—

Total Distributions	(0.78)		(2.32)		(0.15)	(0.10)	(0.05)

Net Asset Value, End of Year	$12.65		$12.47		$11.90	$10.97	$9.45

Total Return(2)	7.60%		24.79%		9.88%	17.24%	28.55%

Net Assets, End of Year (000s)	$145,618		$125,389		$37,449	$34,599	$32,605

Ratios to Average Net Assets:
Gross expenses	1.69%		1.45	%(3)	1.62%	1.83%	2.17%
Net expenses(4)	1.33	(5)(6)	1.43	(3)(5)	1.62	1.69 (5)	1.75 (5)
Net investment income	0.56		1.09		1.48	0.73	0.59

Portfolio Turnover Rate	154%		228%		29%	60%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.38%, respectively (Note 11).

(4)

Prior to April 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.75%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.43%.

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Year	$11.96		$11.53		$10.62	$9.13		$7.16

Income (Loss) From Operations:
Net investment income (loss)	(0.04)		(0.00	)(2)	0.07	(0.00	)(2)	(0.02)
Net realized and unrealized gain	0.85		2.66		0.89	1.50		1.99

Total Income From Operations	0.81		2.66		0.96	1.50		1.97

Less Distributions From:
Net investment income	—		(0.01)		(0.05)	(0.01)		—
Net realized gains	(0.74)		(2.22)		—	—		—

Total Distributions	(0.74)		(2.23)		(0.05)	(0.01)		—

Net Asset Value, End of Year	$12.03		$11.96		$11.53	$10.62		$9.13

Total Return(3)	6.65%		23.60%		9.00%	16.40%		27.51%

Net Assets, End of Year (000s)	$59,303		$64,293		$7,356	$7,617		$8,342

Ratios to Average Net Assets:
Gross expenses	2.64%		2.29	%(4)	2.48%	2.61%		2.92%
Net expenses(5)	2.17	(6)(7)	2.28	(4)(6)	2.48	2.44	(6)	2.50 (6)
Net investment income (loss)	(0.28)		(0.01)		0.66	(0.03)		(0.29)

Portfolio Turnover Rate	154%		228%		29%	60%		120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.25% and 2.24%, respectively (Note 11).

(5)

Prior to April 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.50%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.40%.

See Notes to Financial Statements.

22         Legg Mason Partners Global Equity Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007	2006		2005	2004		2003
Net Asset Value, Beginning of Year	$12.60	$12.06		$11.11	$9.55		$7.47

Income (Loss) From Operations:
Net investment income (loss)	(0.04)	0.01		0.06	(0.01)		(0.02)
Net realized and unrealized gain	0.90	2.76		0.93	1.57		2.10

Total Income From Operations	0.86	2.77		0.99	1.56		2.08

Less Distributions From:
Net investment income	—	(0.01)		(0.04)	(0.00	)(2)	—
Net realized gains	(0.74)	(2.22)		—	—		—

Total Distributions	(0.74)	(2.23)		(0.04)	(0.00	)(2)	—

Net Asset Value, End of Year	$12.72	$12.60		$12.06	$11.11		$9.55

Total Return(3)	6.71%	23.42%		8.95%	16.37%		27.84%

Net Assets, End of Year (000s)	$83,249	$69,239		$38,418	$19,040		$7,368

Ratios to Average Net Assets:
Gross expenses	2.46%	2.78	%(4)	2.74%	2.65%		2.86%
Net expenses(5)(6)	2.20 (7)	2.52	(4)	2.50	2.42		2.44
Net investment income (loss)	(0.31)	0.07		0.53	(0.10)		(0.27)

Portfolio Turnover Rate	154%	228%		29%	60%		120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.72% and 2.46%, respectively (Note 11).

(5)

Prior to April 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.50%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.26%.

See Notes to Financial Statements.

Legg Mason Partners Global Equity Fund 2007 Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares(1)	2007	2006		2005	2004	2003(2)
Net Asset Value, Beginning of Year	$12.46	$11.89		$10.96	$9.46	$7.46

Income (Loss) From Operations:
Net investment income (loss)	0.10	0.19		0.22	0.09	(0.01)
Net realized and unrealized gain	0.88	2.74		0.92	1.56	2.07

Total Income From Operations	0.98	2.93		1.14	1.65	2.06

Less Distributions From:
Net investment income	(0.08)	(0.14)		(0.21)	(0.15)	(0.06)
Net realized gains	(0.74)	(2.22)		—	—	—

Total Distributions	(0.82)	(2.36)		(0.21)	(0.15)	(0.06)

Net Asset Value, End of Year	$12.62	$12.46		$11.89	$10.96	$9.46

Total Return(3)	7.75%	25.13%		10.38%	17.60%	27.58%

Net Assets, End of Year (000s)	$1,613	$2,058		$2,174	$2,185	$984

Ratios to Average Net Assets:
Gross expenses	1.18%	1.15	%(5)	1.21%	1.49%	1.90	%(4)
Net expenses(7)	1.18	1.14	(5)(6)	1.21	1.43 (6)	1.48	(4)(6)
Net investment income (loss)	0.73	1.43		1.94	0.94	(0.18	)(4)

Portfolio Turnover Rate	154%	228%		29%	60%	120%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period May 20, 2003 (inception date) to December 31, 2003.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.09% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

Prior to April 16, 2007, as a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.50%. As of April 16, 2007, there is no longer a voluntary expense limitation in place for Class I shares.

See Notes to Financial Statements.

24         Legg Mason Partners Global Equity Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment series of Legg Mason Partners Trust II, a Massachusetts business trust registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest., To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

Legg Mason Partners Global Equity Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all

26         Legg Mason Partners Global Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(20,080)	—	$20,080
(b)	21,839	$(21,839)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

Legg Mason Partners Global Equity Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

During the year ended December 31, 2007, the Fund’s Class A, B, and C shares had contractual expense limitations in place of 1.43%, 2.40% and 2.26%, respectively. Prior to April 16, 2007 the voluntary expense limitations in effect for Class A, B, C and I shares were 1.75%, 2.50%, 2.50% and 1.50%, respectively. The Fund’s Class 1 shares had a voluntary expense limitation in place of 1.18%. Prior to July 30, 2007 Class 1 shares had a voluntary expense limitation of 1.03%.

During the year ended December 31, 2007, Class 1, A, B and C were reimbursed for expenses amounting to $1,040,838.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 8.50% and 5.75% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares but are no longer permitted to add to their Class 1 share positions excluding reinvestment of dividends and distributions.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $12,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$6,000	$1,000

On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. All of the Trustees comprising the Previous Board (and who had not elected to retire as of April 2007) elected to receive benefits under the amended Plan. Each fund overseen by the Previous Board (including the Fund) paid it pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the

28         Legg Mason Partners Global Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $3,370. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$452,665,666

Sales	443,768,528

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,832,620
Gross unrealized depreciation	(12,406,943)

Net unrealized appreciation	$21,425,677

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1	—	$31,655	$1,556
Class A	$349,510	567,486	79,346
Class B	640,414	376,003	50,334
Class C	801,237	334,162	56,761
Class I	—	2,646	1,449

Total	$1,791,161	$1,311,952	$189,446

Legg Mason Partners Global Equity Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Investment Income
Class 1	$31,447	$13,080
Class A	457,406	466,457
Class B	—	6,826
Class C	—	41,064
Class I*	11,166	22,585

Total	$500,019	$550,012

Net Realized Gains
Class 1	$234,095	$—
Class A	7,977,066	6,836,132
Class B	3,632,459	1,162,334
Class C	4,542,074	9,816,724
Class I*	104,894	361,132

Total	$16,490,588	$18,176,322

*	As of November 20, 2006 Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class 1
Shares sold	19,536	$257,749	4,000	$49,806
Shares issued on reinvestment	20,447	265,543	1,050	13,078
Shares repurchased	(49,328)	(644,733)	(3,568)	(44,422)
Shares issued with merger	—	—	333,111	4,059,034

Net Increase (Decrease)	(9,345)	$(121,441)	334,593	$4,077,496

Class A
Shares sold	3,125,011	$41,084,738	630,999	$8,149,605
Shares issued on reinvestment	592,302	7,706,187	445,416	5,430,344
Shares repurchased	(2,260,920)	(29,835,757)	(673,914)	(8,674,308)
Shares issued with merger	—	—	6,508,246	79,304,261

Net Increase	1,456,393	$18,955,168	6,910,747	$84,209,902

30         Legg Mason Partners Global Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class B
Shares sold	889,705	$11,158,603	162,832	$2,033,268
Shares issued on reinvestment	284,416	3,531,050	94,424	1,101,033
Shares repurchased	(1,622,373)	(20,347,573)	(359,443)	(4,446,179)
Shares issued with merger	—	—	4,841,474	56,508,716

Net Increase (Decrease)	(448,252)	$(5,657,920)	4,739,287	$55,196,838

Class C
Shares sold	3,361,257	$44,386,979	2,564,336	$33,749,807
Shares issued on reinvestment	344,439	4,509,640	796,442	9,796,494
Shares repurchased	(2,653,482)	(35,060,789)	(1,198,545)	(15,666,130)
Shares issued with merger	—	—	146,107	1,797,852

Net Increase	1,052,214	$13,835,830	2,308,340	$29,678,023

Class I*
Shares sold	13,779	$180,714	37,776	$514,676
Shares issued on reinvestment	50	640	—	—
Shares repurchased	(51,169)	(692,920)	(55,500)	(715,931)

Net Decrease	(37,340)	$(511,566)	(17,724)	$(201,255)

*	As of November 20, 2006 Class Y shares were renamed Class I shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$2,781,185	$2,989,643
Net Long-term Capital Gains	14,209,422	15,736,691

Total Distributions Paid	$16,990,607	$18,726,334

Legg Mason Partners Global Equity Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,305

Capital loss carryforward*	$(15,234,873)
Other book/tax temporary differences(a)	(1,380,131)
Unrealized appreciation/(depreciation)(b)	21,450,869

Total accumulated earnings/(losses) — net	$4,846,170

*

During the taxable year ended December 31, 2007, the Fund utilized $20,228,893 of its capital loss carryover available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2008	$(5,336,896)
12/31/2009	(9,897,977)

$(15,234,873)

These amounts will be available to offset any future taxable capital gains. However, the Fund is subject to an annual limitation of $5,978,469 as a result of the merger with Legg Mason Partners International Fund on December 1, 2006.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to

32         Legg Mason Partners Global Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the

Legg Mason Partners Global Equity Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

34         Legg Mason Partners Global Equity Fund 2007 Annual Report

Notes to Financial Statements (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Global Equity Fund 2007 Annual Report         35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Global Equity Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Trust II) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Global Equity Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

36         Legg Mason Partners Global Equity Fund 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of

Legg Mason Partners Global Equity Fund         37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for each time period. The Board noted, however, that the Fund’s one-year performance showed improvement from prior years’ performance. The Board noted that a new portfolio management team assumed responsibility for managing the Fund in February 2006 and that the Fund’s investment strategy changed in October 2006 to permit the Fund to invest in stocks of U.S. issuers. The Board also reviewed performance

38         Legg Mason Partners Global Equity Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of retail front-end load funds consisting of one international large-cap value fund and ten international large-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by

Legg Mason Partners Global Equity Fund         39

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Lipper consisting of all retail front-end load international large-cap value funds and ten international large-cap core funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio also was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

40         Legg Mason Partners Global Equity Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Global Equity Fund         41

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Global Equity Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

42         Legg Mason Partners Global Equity Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, M O (since 2006)

Legg Mason Partners Global Equity Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1983	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

44         Legg Mason Partners Global Equity Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Legg Mason Partners Global Equity Fund         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A
Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2007	Vice President of Legg
			Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46         Legg Mason Partners Global Equity Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/12/2007	12/26/2007
Payable Date:	6/22/2007	12/13/2007	12/27/2007

Ordinary Income:
Qualified Dividend Income for Individuals	2.71%	—	100.00%

Dividends Qualifying for the Dividends Received Deduction for Corporations	19.83%	—	19.83%

Foreign Source Income	—	—	68.70%*

Foreign Taxes Paid Per Share	—	—	$0.024714

Long-Term Capital Gain Dividend	$0.266158	$0.367632	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Partners Global Equity Fund         47

Legg Mason Partners Global Equity Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Batterymarch Financial Management, Inc.

DISTRIBUTOR

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Global Equity Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FD02696 2/08	SR08-501

Legg Mason Partners Global Equity Fund

The Fund is a separate investment series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS GLOBAL EQUITY FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,800 in 2006 and $320,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $54,633 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG and PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $48,744 in 2006, which was performed by PwC & KPMG and were $33,900 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $35,150 in 2007, these services consisted of the procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008